Exhibit 10.2
EXECUTION COPY
AMENDMENT AND RESTATEMENT AGREEMENT
          AMENDMENT AND RESTATEMENT AGREEMENT, dated as of May 22, 2007 (this “Agreement”), among POLO RALPH LAUREN CORPORATION, a Delaware corporation (the “Borrower”), POLO JP ACQUI B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands with its corporate seat in Amsterdam, the Netherlands (the “Term Borrower”), the lenders party hereto (the “Lenders”), THE BANK OF NEW YORK, CITIBANK, N.A., BANK OF AMERICA, N.A. and WACHOVIA BANK NATIONAL ASSOCIATION, as syndication Agents (each, in such capacity, a “Syndication Agent”), SUMITOMO MITSUI BANKING CORPORATION and DEUTSCHE BANK SECURITIES, as Co-Agents (each, in such capacity, a “Co-Agent”) and JPMORGAN CHASE BANK, N.A., as administrative agent under the Credit Agreement, dated as of November 28, 2006 among the Borrower, the Lenders from time to time party thereto and the Agents party thereto, as in effect on the date hereof (the “Existing Credit Agreement”).
W I T N E S S E T H:
          WHEREAS, in order to finance (i) a public tender offer (the “Tender Offer”) by PRL Japan Kabushiki Kaisha, a Japanese subsidiary of the Borrower, to acquire the remaining approximately 80% of the shares of Impact 21 Co., Ltd. (“Impact 21”) not held by the Borrower and (ii) subject to the successful completion of the Tender Offer, a stock purchase by the Borrower of the remaining 50% of the shares of Polo Ralph Lauren Japan Corporation, the Borrower and the Term Borrower have requested and the Required Lenders have agreed, upon the terms and subject to the conditions set forth herein, that (i) the Existing Credit Agreement will be amended and restated to read in its entirety as set forth in Exhibit A hereto and (ii) the Required Lenders will make available to the Term Borrower a senior term loan (the “Term Loan Facility”, the loans thereunder, “Term Loans”) in an aggregate amount of up to ¥20,500,000,000 pursuant to the Existing Credit;
          NOW, THEREFORE, the parties hereto hereby agree as follows:
          SECTION 1.   Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Restated Credit Agreement referred to below or, if not defined therein, in the Existing Credit Agreement.
          SECTION 2.   Amendment and Restatement of the Existing Credit Agreement. (a) On the Restatement Effective Date, the Existing Credit Agreement is hereby amended and restated to read in its entirety as set forth in Exhibit A hereto (the “Restated Credit Agreement”), and the Administrative Agent is hereby directed by the Required Lenders to enter into such Loan Documents and to take such other actions as may be required to give effect to the transactions contemplated hereby. From and after the effectiveness of such amendment and restatement, the terms “Agreement”, “herein”, “hereinafter, “hereto”, “hereof” and words of similar import, as used in the Restated Credit Agreement, shall, unless the context otherwise requires, refer to the Existing Credit Agreement as amended and restated in the form of the Restated Credit Agreement, and the term “Credit Agreement”, as used in the other Loan Documents, shall mean the Restated Credit Agreement.
          (b) The aggregate principal amount of all Revolving Loans and all Letters of Credit outstanding under the Existing Credit Agreement on the Restatement Effective Date shall continue to be

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outstanding under the Restated Credit Agreement and the terms of the Restated Credit Agreement will govern the rights of the Borrower, the Lenders and the Issuing Banks with respect thereto.
          SECTION 3.   Conditions to Effectiveness of Agreement. (a) This Agreement shall become effective on the date (the “Restatement Effective Date”) on which all of the following conditions precedent have been satisfied or waived:
          (i) the Administrative Agent shall have received a counterpart of this Agreement, executed and delivered by a duly authorized officer of each of (A) the Borrower, (B) the Term Borrower, (C) each Lender which will make a Term Loan on the Restatement Effective Date and (D) the Required Lenders; provided that any Lender may signify its consent to this Agreement by instead executing a “lender addendum” in a form as provided by the Administrative Agent;
          (ii) the Administrative Agent shall have received an executed Guarantee from each Guarantor, including the Borrower as a Guarantor of the Term Borrower’s obligations under the Credit Agreement;
          (iii) the Administrative Agent shall have received (i) a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Restatement Effective Date) of (a) Freidman Kaplan Seiler & Adelman LLP, counsel for the Borrower and (b) Stibbe New York B.V.P.C., Dutch counsel to the Term Borrower and (ii) an officer’s certificate from the Chief Financial Officer of the Borrower.
          (iv) the Administrative Agent shall have received a certificate, dated the Effective Date and signed by a Responsible Officer of the Borrower, confirming compliance with the conditions set forth in paragraphs (a) and (b) of Section 4.02 of the Restated Credit Agreement;
          (v) the Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Restatement Effective Date for which invoices have been presented, including all out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party hereunder or under any other Loan Document; and
          (vi) the Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing (or, if applicable in a foreign jurisdiction, enjoys the equivalent status under the laws of any jurisdiction of organization outside the United States of America) of the Loan Parties, the authorization of the Agreement by the Loan Parties and any other legal matters relating to the Loan Parties and the Agreement , all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.
          SECTION 4.   Effect on the Loan Documents. (a) This Agreement shall not extinguish the Loans outstanding under the Existing Credit Agreement. Nothing herein contained shall be construed as a substitution or novation of the Loans outstanding under the Existing Credit Agreement, which shall remain outstanding after the Restatement Effective Date as modified hereby. Notwithstanding any provision of this Agreement, the provisions of Sections 2.13, 2.14, 2.15, and 9.03 of the Existing Credit Agreement as in effect immediately prior to the Restatement Effective Date will continue to be effective as to all matters arising out of or in any way related to facts or events existing or occurring prior to the Restatement Effective Date as to which such provisions apply. Except as specifically amended herein, all

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Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The Borrower hereby agrees, with respect to each Loan Document to which it is a party, that all of its obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect on a continuous basis after giving effect to this Agreement.
           (b) The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
           (c) The Borrower and the other parties hereto acknowledge and agree that this Agreement shall constitute a Loan Document.
           (d) On and after the Restatement Effective Date (i) Schedule 2.01 (Commitments) of the Credit Agreement shall be amended to reflect the Term Loan Commitments and (ii) Schedule 2.01 may be amended with the consent of the Administrative Agent to reflect assignments of the Term Loan Commitments.
          SECTION 5.   Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Agreement, any other documents prepared in connection herewith and the transaction contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent (provided that syndication fees for each of the Term Loans and the Revolving Loans other than counsel fees shall not exceed $10,000).
          SECTION 6.   GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 9.09 OF THE RESTATED CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.
          SECTION 7.   Amendments; Execution in Counterparts. This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Term Borrower, the Borrower, the Administrative Agent and the Required Lenders. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
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EXECUTION COPY
          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

POLO RALPH LAUREN CORPORATION

By:

Name:
Title:

POLO JP ACQUI B.V.

By:

Name:
Title:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:

Name:
Title:

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[LENDER]

By:

Name:
Title: